UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2008 thinkorswim Group Inc.

(Exact Name of registrant as specified in its charter)

Delaware	000-52012	76-0685039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Rockefeller Plaza, Suite 2012, New York, NY	10111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 816-6918

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8-K
Item 8.01	Other Events
Signatures

Item 8.01                                             Other Events

The Company believes that, based on discussions with the staff of the Securities and Exchange Commission (the “SEC”) and the fact that the Company’s SIC code is in the process of being changed to 6211, one of the SIC codes listed in Appendix A to the release provided below, the common stock of the Company is covered by the order of the SEC described in Release No. 34-58592 restricting short sales.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2008	thinkorswim Group Inc.

	By:	/s/ Ida K. Kane
Ida K. Kane
Senior Vice President and
Chief Financial Officer